T. Rowe Price Credit Opportunities Fund

T. Rowe Price Credit Opportunities Fund—Advisor Class

T. Rowe Price Institutional Credit Opportunities Fund

Supplement to Prospectuses Dated October 1, 2014

Effective immediately, Rodney M. Rayburn will replace Paul A. Karpers as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

In section 1, the portfolio manager table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Rodney M. Rayburn	Chairman of Investment Advisory Committee	2015	2014

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 8, 2015, Rodney M. Rayburn replaced Paul A. Karpers as Chairman of the fund’s Investment Advisory Committee. Mr. Rayburn joined the Firm in 2014 and his investment experience dates from 2000. Since joining the Firm, he has served as a high yield credit analyst. Prior to joining the Firm, he was a managing director with Varde Partners

(beginning in 2009) and a senior investment analyst with Stark Investments.

The date of this supplement is July 8, 2015.

F105-041 7/8/15